UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   ----------

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

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                                 AUGUST 27, 2004
                                 Date of Report
                        (Date of earliest event reported)

                      Shenandoah Telecommunications Company
             (Exact name of registrant as specified in its charter)

            Virginia                      0-9881                54-1162807
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

P.O. Box 459
Edinburg, VA                                                      22824
(Address of principal executive office)                         (Zip code)

       Registrant's telephone number, including area code: (540) 984-4141

Item 8.01. Other Information

The following news release is being filed pursuant to Item 8.01 of Form 8-K

NEWS RELEASE

For further information, please contact Earle A. MacKenzie at 540-984-5192.

                SHENANDOAH TELECOMMUNICATIONS COMPANY TO PURCHASE
                           NTC COMMUNICATIONS, L.L.C.

      EDINBURG, VA, (August 27, 2004) - Shenandoah Telecommunications Company (Shentel; NASDAQ: SHEN) announces that the Company has signed a letter of intent to purchase the 83.8% of NTC Communications, L.L.C. (NTC), that it does not currently own for $12.6 million and the assumption of NTC's existing debt. The transaction is subject to the completion of due diligence and the approval of the Boards of Directors.

      "We are excited about adding NTC and its employees to the Shentel family," said Christopher French, president of Shentel. "The services provided by NTC mirror those offered by Shentel and the acquisition will strengthen our portfolio, both by expanding our geographic footprint and by adding the college market to our customer demographic."

      "Joining Shentel will provide NTC with the infrastructure and financial resources to allow the Company to continue to grow." said Daniel Beam, president, NTC. "Shentel's commitment to technology and customer service will ensure that our customers continue to receive outstanding service."

      It is anticipated that the transaction will close prior to year's end.

About Shenandoah Telecommunications

      Shenandoah Telecommunications Company is a holding company that provides a broad range of telecommunications services through its operating subsidiaries. The Company is traded on the NASDAQ National Market under the symbol "SHEN." The Company's operating subsidiaries provide local telephone, cable television, internet access, interexchange facilities, and wireless services, along with many other associated services, to the four-state region from Harrisonburg, Virginia to Harrisburg and Altoona, Pennsylvania.

About NTC Communications, L.L.C.

      NTC Communications L.L.C., is a privately owned company, headquartered in Harrisonburg, VA, that provides local and long distance voice, cable television, Internet and data services on an exclusive basis to off campus student housing. NTC currently provides services to over 38,000 users in Virginia, North Carolina, South Carolina, Tennessee, Florida, Georgia and Mississippi.

                                    * * * * *

This release contains forward-looking statements that are subject to various risks and uncertainties. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of unforeseen factors. A discussion of factors that may cause actual results to differ from management's projections, forecasts, estimates and expectations is available in the Company filings with the SEC. Those factors may include changes in general economic conditions, increases in costs and other competitive factors.

         SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARY COMPANIES

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      SHENANDOAH TELECOMMUNICATIONS COMPANY
                      (Registrant)


                      AUGUST 30, 2004  /S/ EARLE A. MACKENZIE
                                       ----------------------
                                       Earle A. MacKenzie
                                       Chief Financial Officer